            _______________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

            _______________________________________________________

                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
       Date of Report (Date of Earliest Event Reported) - August 20, 2002

            _______________________________________________________

                           LOCKHEED MARTIN CORPORATION
             (Exact name of registrant as specified in its charter)

           Maryland                         1-11437                        52-1893632
(State or other jurisdiction of     (Commission File Number)      (IRS Employer Identification
        Incorporation)                                                        No.)

                 6801 Rockledge Drive, Bethesda, Maryland 20817
               (Address of principal executive offices) (Zip Code)
                                 (301) 897-6000
              (Registrant's telephone number, including area code)

            _______________________________________________________

                                 Not Applicable
             (Former name or address, if changed since last report)

            _______________________________________________________

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Item 5. Other Events

Lockheed Martin Corporation ("Lockheed Martin") proposes, effective September 3, 2002, to amend two internal corporate policy statements (CPS) (CPS-704 and CPS-730) pertaining to international consultants and procedures under the Foreign Corrupt Practices Act. Consistent with past practice, Lockheed Martin is filing this Current Report on Form 8-K on behalf of its former subsidiary Lockheed and has included as exhibits to this filing CPS-704 and CPS-730 as amended. The following paragraphs explain why Lockheed Martin has elected to file a Form 8-K.

On March 15, 1995, Lockheed Corporation ("Lockheed") and Martin Marietta Corporation ("Martin Marietta") consummated a transaction (the "Combination") pursuant to which Lockheed and Martin Marietta became wholly-owned subsidiaries of a new holding corporation, Lockheed Martin. Effective January 28, 1996, Lockheed and Martin Marietta were merged with and into Lockheed Martin.

Following the filing of a "Complaint for Permanent Injunction and Certain Ancillary Relief" by the Securities and Exchange Commission (the "Commission") in the United States District Court for the District of Columbia on April 13, 1976 (Securities and Exchange Commission v. Lockheed Aircraft Corporation, et. al., Civil Action No. 76-0611), Lockheed (then known as Lockheed Aircraft Corporation) consented to the entry of a Final Judgment of Permanent Injunction which incorporates a Consent and Undertaking pursuant to which Lockheed, among other things, represented to the Commission that its Board of Directors had adopted, implemented and would maintain a Statement of Policies and Procedures (the "Statement") with respect to payments by Lockheed to any official or employee of any government or any official or employee of any entity owned and/or controlled by any government, which payments would be unlawful under the laws of the United States or such foreign country.

In addition, Lockheed agreed to file a copy of the Statement with the Commission as an Exhibit to a Current Report on Form 8-K, and a copy of Lockheed Management Policy Statement (MPS) 168 which contains the Statement was so filed as Exhibit E to Lockheed's Current Report on Form 8-K, dated May 6, 1976. Further, Lockheed represented to the Commission that, in the event that there was an intent to change the policy embodied in the Statement, at least 10 days prior to the effectiveness of the contemplated policy change, Lockheed would file a copy of the revised Statement via a Current Report on Form 8-K.

As a result of the Combination, Lockheed no longer had securities registered pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934. Consequently, in accordance with Lockheed's representation, on May 4, 1995, Lockheed Martin filed on behalf of Lockheed a Current Report on Form 8-K that included as an exhibit Lockheed Martin Procedure No.: INT-01, which pertained to international consultants of Lockheed Martin and, upon its effectiveness, supplanted MPS 168. INT-01 was an interim procedure that was replaced by Lockheed Martin Corporate Policy Statements CPS-703 and CPS-704 pertaining to domestic consultants and international consultants, respectively. On April 5, 1996, Lockheed Martin filed on behalf of Lockheed a Current Report on Form 8-K that included as an exhibit Lockheed Martin CPS-704 (International Consultants). Further, on May 28, 1996, Lockheed Martin filed on behalf of Lockheed a Current Report on Form 8-K that included as an exhibit CPS-730 (Compliance With The Foreign Corrupt Practices Act). On February 16, 1999, Lockheed Martin filed a Current Report on Form 8-K that included as an exhibit an amended version of CPS-704; an amended version of CPS-730 was filed by Lockheed Martin as an exhibit to a Current Report on Form 8-K on June 17, 1999.

Item 7. Financial Statements

A. Financial Statements

                                      None.

B. Exhibits

Exhibit No.      Description

99.1             Lockheed Martin Corporation Corporate Policy Statement No.
                 CPS-704 (International Consultants), as amended.

99.2             Lockheed Martin Corporation Corporate Policy Statement No.
                 CPS-730 (Compliance with the Foreign Corrupt Practices Act), as amended.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           LOCKHEED MARTIN CORPORATION

                           /s/ Rajeev Bhalla
                           -----------------------------
                           Rajeev Bhalla
                           Vice President and Controller

August 20, 2002